                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          Date of Report
                         August 29, 1996
             Amending the Report filed on April 10, 1996


                  AMAZON NATURAL TREASURES, INC.
                 formerly, Concord Capital, Inc.
      (Exact name of registrant as specified in its charter)


                               UTAH
          (State or other jurisdiction of incorporation)


      33-26109                                  87-0460880
(Commission File No.)                        (IRS Employer ID)



                      6020 S. Spencer Street
                            Suite B-7
                     Las Vegas, Nevada 89119
      (Address of principal executive offices and Zip Code)



                          (702) 795-7100
       (Registrant's telephone number, including area code)

ITEM 7.   Financial Statements and Exhibits

     (a)(4)    The Pro-Forma Financial Data is provided herein.

     (b) The following exhibits are hereby made part of this Form 8-K:

          N/A

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMAZON NATURAL TREASURES, INC.



                              BY: /s/ Michael Sylver, President

DATED: August 29, 1996

                  AMAZON NATURAL TREASURES, INC.

                 Pro-Forma Financial Statements

                        December 31, 1995

Shareholders
Amazon Natural Treasures, Inc.

     The following unaudited consolidated pro-forma balance sheet as of December 31, 1995, gives effect to the Stock Exchange Agreement as if the transactions contemplated therein had been effective as of December 31, 1995, and has been derived from the unaudited balance sheets of Amazon Natural Treasures, Inc. as of December 31, 1995 and the audited balance sheet of Concord Capital, Inc., as of December 31, 1995.

     The following consolidated pro-forma statement of operations has been derived from the audited statements of operations of Amazon Natural Treasures, Inc., and has been prepared on the assumption that the transactions contemplated by the Stock Exchange Agreement had occurred at the beginning of the year presented.

     In connection with the Stock Exchange Concord Capital, Inc., changed its name to Amazon Natural Treasures, Inc. and the shareholders of Amazon Natural Treasures, Inc., (a Nevada privately held Corporation) received 6,100,000 shares of Amazon Natural Treasures, Inc., (formerly Concord Capital, Inc., a Utah publicly held Corporation). Following the stock exchange, shareholders of Amazon Natural Treasures, Inc., (Nevada Corporation) will have approximately 95% of the outstanding shares of the Amazon Natural Treasures, Inc., (Utah Corporation), and the officers and board of directors of the Utah Corporation will be appointed similar to those of the Nevada Corporation. Because the shareholders of the Nevada Corporation control the combined entity the acquisition is being treated as a "reverse acquisition" for accounting purposes using the purchase method of accounting.

     In management's opinion, all adjustments necessary to reflect the effect of the Stock Exchange Agreement have been made. The pro-forma adjustments shown below represent amounts based on available information regarding each entity's assets. The consolidated pro-forma statements of operations are not necessarily indicative of the result of operations of the combined entities had the acquisition been consummated on the date indicated, or the results of future operations, nor does it purport to represent the future financial position of Amazon Natural Treasures, Inc.. The consolidated pro-forma statements should be read in conjunction with the historical financial statements and the notes thereto, of the combining entities.

                         /s/ Schvaneveldt and Company

Salt Lake City, Utah
August 26, 1996

                  AMAZON NATURAL TREASURES, INC.
               Pro-Forma Balance Sheet -Unaudited-
                        December 31, 1995

                              ASSETS

               Amazon                        Acquisition
               Concord   Natural             of Amazon
               Capital   Treasures Adjust-   Natural
               Inc.      Inc.      ments     Treasures Combined

Current Assets

  Cash         $  3,640  $  4,482                      $  8,122
  Inventory                 7,681                         7,681
                -------   -------   -------   --------  -------
     Total Current
     Assets       3,640    12,163                        15,803

Fixed Assets

  Furniture &
   Equipment Net           61,222                        61,222

Other Assets

  Organization
   Costs            50      7,794                         7,844
  Deposits                  1,694                         1,694
  Deferred Debt                                  9,521    9,521
                ------    -------   --------  --------  -------
     Total Other
     Assets         50      9,488                9,521   19,059
                ------    -------   --------  --------  -------

TOTAL ASSETS   $ 3,690   $ 82,873  $     -0- $   9,521 $ 96,084
                ======    =======   ========  ========  =======


                  AMAZON NATURAL TREASURES, INC.
         Pro-Forma Balance Sheet -Unaudited- - Continued-
                        December 31, 1995

                LIABILITIES & STOCKHOLDERS' EQUITY

               Amazon                        Acquisition
               Concord   Natural             of Amazon
               Capital   Treasures Adjust-   Natural
               Inc.      Inc.      ments     Treasures Combined

Current Liabilities

  Accounts
   Payable     $13,211                                 $ 13,211

Stockholders' Equity

  Common Stock,
   1,000,000 Shares
   Issued Prior to
   Exchange of Shares
  6,400,000 Shares
   Outstanding After
   the Acquisition          1,000     5,400                6,400
  Common Stock of
   Concord Capital,
   Inc.          2,810                         (2,810)
  Stock Shares
   Prescribed   16,500                        (16,500)
  Paid-In
   Capital      69,706     99,850    (5,400)  (69,706)     94,450
  Retained Earnings
   (Deficit)   (98,537)   (17,977)             98,537     (17,977)
               -------   --------   -------   -------   ---------
Total Stockholders'
  Equity        (9,521)    82,873               9,521      82,873
               -------   --------   -------   -------   ---------

TOTAL LIABILITIES
& STOCKHOLDERS'
EQUITY         $ 3,690   $ 82,873  $    -0-  $   9,521 $   96,084
                ======    =======   =======   ========  =========


                  AMAZON NATURAL TREASURES, INC.
          Pro-Forma Statement of Operations -Unaudited-
                  For the Year December 31, 1995

                                   Amazon
                                   Natural
                                   Treasures,
                                   Inc.           Combined
Revenues

     Sales                         $     6,060    $     6,060
     Cost of Sales                       2,883          2,883
                                    ----------     ----------

               Gross Profit              3,177          3,177

Expenses

     Advertising                         2,732          2,732
     Amortization & Depreciation         1,827          1,827
     Rent                                5,107          5,107
     Telephone                           3,768          3,768
     Travel                              6,133          6,133
     Administrative Expenses             1,587          1,587
                                    ----------     ----------
               Total Expenses           21,154         21,154
                                    ----------     ----------

               Loss                $   (17,977)   $   (17,977)
                                    ==========     ==========

                  AMAZON NATURAL TREASURES, INC.
                  Pro-Forma Journal Entries to
             Acquire Amazon Natural Treasures, Inc.
                    by Concord Capital, Inc.
                        December 31, 1995

                                   Debits         Credits
Acquisition of Concord Capital, Inc.

     Common Stock - Concord        $      2,810
     Shares Subscribed - Concord         16,500
     Paid In Capital - Concord           69,706
     Retained Earnings                            $     98,537
     Deferred Debt                        9,521

Adjusting Entry

     Paid In Capital                     5,400
     Common Stock                                        5,400
     To adjust combined common shares to be
          par value of shares issued

     On March 28, 1996, shareholders of Amazon Natural Treasures, Inc., a Nevada privately held Corporation exchanged 40,000,000 shares of common stock for 6,100,000 shares of Concord Capital, Inc., a Utah publicly held Corporation. Immediately prior to the issuance of the 6,100,000 shares to the stockholders of Amazon Natural Treasures, Inc., the Board of Directors of Concord Capital, Inc., did a "reverse stock split of one share of common stock for 28." 4,087 shares common stock. Prior to the reverse split there were 8,522,614 shares outstanding and after the reverse split there were 300,000 shares outstanding. The new Board of Directors changed the name of Concord Capital, Inc., to Amazon Natural Treasures, Inc. The Corporation remains domiciled in the state of Utah, but has business operations in Nevada.